1048136 ALBERTA LTD.
                           302 - 1505 West 2nd Avenue
                           Vancouver, British Columbia
                                 Canada V6H 3Y1
                    Tel: (604) 739-6727 o Fax: (604) 739-6729


November 5, 2003

Eagle Star Energy Group
76 Seneca Creek Road
West Seneca, New York
14224, USA

Attention:        Mr.  Robert McIntosh

Dear Sir:

Re:      Farmout Proposal - Buffalo Lake Prospect, Province of Alberta
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         This  Agreement  outlines  the terms upon which  1048136  Alberta  Ltd.
("1048136") will grant to Eagle Star Energy Group a farmin opportunity (the "Farmin") on certain lands known as the "Buffalo Lake Prospect", located in the Province of Alberta.

1.       Definitions and Schedules

         In this Agreement, the definitions provided by the 1997 CAPL Farmout and Royalty Procedure (the "Farmout and Royalty Procedure"), Article 1.01, shall apply; however, unless inconsistent therewith or unless the context otherwise requires, specific terms shall have the meanings set forth below:

         i) "AFE" means an authorization for expenditure issued by the Operator;
         ii)      "CAPL" means the Canadian Association of Petroleum Landmen;
         iii)     "Farmee" means Eagle Star Energy Group;
         iv)      "Farmor" means 1048136;
         v) "Farmin Lands" means those lands described on Schedule "A" hereto;
         vi)      "Well" means a well drilled on the Farmin Lands.

         The following schedules are attached to and deemed to form parts of this Agreement:

a)       Schedule "A" Description of Farmin Lands
b)       Schedule "B" Development Budget;
c)       Schedule "C" 1997 CAPL  Farmout and Royalty  Procedure  (Elections  and
                      Amendments);
d)       Schedule "D" Summary of 1990 CAPL  Operating  Procedure  (Elections and
                      Amendments); and
e)       Schedule "E" Summary  of  1998  Revised  PASC  Accounting   Procedure
                      (Elections and Amendments).
2.       Drilling/Funding Obligations

         By no later than the dates set forth hereinbelow, the Farmee shall advance to the Farmor the sums set forth (the "Development Funds"), or shall provide equivalent credit facilities against which the Farmor may draw.

         February 1, 2004                   USD$500,000
         April 1, 2004                      USD$500,000
         May 1, 2004                        USD$500,000
         June 1, 2004                       USD$500,000
         July 1, 2004                       USD$500,000
         August 1, 2004                     USD$500,000
                  Total:                    USD$3,000,000

         Subject to anything to the contrary contained in this paragraph, the Farmor shall use the Development Funds exclusively for the development of the Farmin Lands including, without limitation, to drill, fully test, complete, cap or abandon Wells, consisting of one initial exploration Well (the "Exploration Well") and two additional development Wells (the "Development Wells"), which will target the Upper Devonian (Fresnian) Leduc Formation (Woodland Group). The proposed budget for the Wells shall be as set forth in Schedule "B" hereto and the Exploration Well spud date shall be on or before April 1, 2004. The Farmor shall in its absolute discretion determine the drilling locations for the Exploration Well and the Development Well on the Farmin Lands, and shall have the right to determine the spud dates of all Wells drilled on the Farmin Lands after the Exploration Well is drilled, fully tested, completed, capped or abandoned. The Farmor shall receive and approve all AFE's issued by the Operator and shall provide a copy of such AFE(s) to Farmee, together with a corresponding cash-call notice.

         The Farmor shall cause the Wells to be drilled, fully tested, completed, capped or abandoned on the Farmin Lands using the Development Funds, acting on a commercially reasonable basis, and any balance of the Development Funds remaining after the completion of such drilling programs shall become the property of the Farmor.

3.       Interest Earned

         Provided the Farmee has advanced the Development Funds and otherwise completed its obligations under paragraph 2 hereof, the Farmee shall, subject to
Article 3.00 of the Farmout and Royalty Procedure, have earned 66.67% (the "Earned Interest") of the Farmor's working interest in the Farmin Lands.

4.       Reasonable Extension

         If, in the Farmor's reasonably held opinion, ground conditions or other industry-related conditions render the drilling of the Exploration Well impossible or impracticable, an extension of the time required to spud the Exploration Well shall be allowed until such time as the adverse condition(s) ceases to exist, with sufficient time then allowed to reasonably permit the drilling of the Exploration Well.

5.       Assignment

         The Farmee shall have the right to contract with an industry partner to share its obligations hereunder; however, unless a written amendment to this Agreement is executed by all involved parties, no such arrangements shall reduce or otherwise affect the Farmee's obligations hereunder. Upon earning an interest in the Farmin Lands, the 1993 CAPL Assignment Procedure (the "Assignment Procedure") shall apply.

6.       Operator

         The Farmor shall in its absolute discretion appoint the operator (the "Operator") of all drilling programs conducted pursuant to this Agreement, and Well operations shall be performed in accordance with the 1990 CAPL Operating Procedure. Notwithstanding the Farmee has met its obligations to acquire the Earned Interest, it is agreed that the Farmor will be entitled to appoint the operator of the first five (5) Wells, including the Exploration Well and Development Well drilled pursuant to paragraph 2, if and when drilled on the Farmin Lands, as the case may be, and the Farmee agrees that any subsequent farmout or assignment will only be acceptable subject to this condition.

7.       No Interest

         In the event that the Development Funds required by paragraph 2 are not provided on or before the due dates, unless such dates have been amended in writing signed by both parties, the Farmee shall have earned no interest in the Farmin Lands.

8.       Incorporation of CAPL Procedures

         The 1997 CAPL Farmout and Royalty Procedure, 1990 CAPL Operating Procedure, and 1988 PASC Accounting Procedure (the "Accounting Procedure") are incorporated in and are deemed to form a part of this Agreement, and shall be read with the elections and modifications thereto made by Schedules "C", "D" and "E", respectively.

9.       Confidentiality

         The Farmor and Farmee agree that all information shared between the parties concerning the Farmin Lands and the development thereof shall be held in confidence and shall not used for any purposes other than completing this transaction and matters directly related thereto.

10.        General

10.1 The Farmor and Farmee shall each bear its own out-of-pocket costs, including legal, accounting, engineering and consulting expenses, incurred in connection with the subject matter hereof.

10.2 The rights and obligations of the parties hereunder will be binding on and enure to the benefit of and be enforceable by each of the parties hereto, and their respective successors and permitted assigns, and the heirs, executors, administrators and assigns of natural persons who are or become parties hereto. Except as provided herein, the rights or obligations of the parties may not be assigned by any party hereto without the consent of the other party hereto.

10.3 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. The parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of British Columbia.

10.4 Any notices required hereunder will be given by delivery to the addressee, whether by hand, by facsimile or by registered mail, to the address below: in the case of the Farmor:


                                    1048136 ALBERTA LTD.
                                    302 - 1505 West 2nd Avenue
                                    Vancouver, British Columbia
                                    Canada V6H 3Y1
                                    Fax: (604) 739-6729
                                    Attention:  Scott Marshall

in the case of the Farmee:

                                    Eagle Star Energy Group
                                    76 Seneca Creek Road
                                    West Seneca, New York
                                    14224, USA
                                    Attention:  Robert McIntosh

10.5 This Agreement constitutes the entire agreement between the parties hereto and no variation of the terms hereof shall be binding unless the same is contained in written document which is signed by all parties.

10.6 Wherever any term or condition of any schedule conflicts or is at variance with any term or condition in the body hereof, the latter shall prevail.

10.7 The headings of some of the paragraphs contained herein are inserted for convenience of reference only and shall not affect the meaning or construction thereof.

10.8 Wherever the plural, masculine or neuter is used in this Agreement, the same shall be construed as meaning plural or feminine or body politic or corporation, as the context so requires.

10.9 Each party shall from time to time perform all such further acts and execute and deliver all further documents as may be reasonably required in order to fully perform its obligations under this Agreement.

In the event this Agreement sets forth your understanding and agreement to the matters detailed herein, please execute the enclosed letter and return the same to the undersigned by no later than 4:00 p.m. (PST) on November 5, 2003, failing which the subject matter hereofshall be null and void.

Yours very truly,

1048136 ALBERTA LTD.




Per:
      -----------------------------------------------------------------
      Authorized Signatory - Scott Marshall


Acknowledged and accepted this 5th day of November, 2003.


EAGLE STAR ENERGY GROUP




Per:
      -----------------------------------------------------------------
      Authorized Signatory

                                   Schedule A

       Attached to and forming part of an Agreement dated November 5, 2003 between 1048136 Alberta Ltd. and Eagle Star Energy Group

                           Description of Farmin Lands


                      (N/2 & SW/4) Sec. 34 Twp39 Rge21 W4M

                                   Schedule B

       Attached to and forming part of an Agreement dated November 5, 2003 between 1048136 Alberta Ltd. and Eagle Star Energy Group

                      Development Budget - attached hereto

                                   Schedule C

       Attached to and forming part of an Agreement dated November 5, 2003 between 1048136 Alberta Ltd. and Eagle Star Energy Group

              Farmout & Royalty Procedure Elections and Amendments

1.       Effective Date (subclause 1.01(f)) - November 5, 2003

2. Payout (subclause 1.01(t), if Article 6.00 applies) Alternate A - N/A Alternate B - N/A

         Alternate B options, if applicable N/A m3 of Equivalent Production and N/A years.

3.       Incorporation  of Clauses from 1990 CAPL  Operating  Procedure  (Clause
         1.02)

         (i) Insurance (311) Alternate A: ___ Alternate B: X

4.       Article 4.00 (Option Wells) will X/ will not __ apply.

5.       Article 5.00 (Overriding Royalty) will X/ will not __ apply.

         5.01 A (a) Alternate 1: 12.50% Natural Gas (b) Alternate 1: 12.50% Oil

6. Article 6.00 (Conversion of Overriding Royalty) will ___/will not X apply.

7.       Article 8.00 (area of Mutual) - will __/ will not X apply.

8. Article 11.02 (Reimbursement of Land Maintenance Costs) will __ / will not X apply. -

                                   Schedule D

       Attached to and forming part of an Agreement dated November 5, 2003 between 1048136 Alberta Ltd. and Eagle Star Energy Group

                    Summary of 1990 CAPL Operating Procedure

I.       Insurance (Clause 311): Alternate "A" ____ Alternate "B" X -

II.      Marketing Fee (Clause 604): Will not Apply

III.     Casing Point Election (Clause 903): Alternate "A" X Alternate "B" ___

IV.      Penalty for Independent Operations (Clause 1007):

         1.(Clause 1007(a) Development Wells 300% ----

         2.(Clause 1007(b) Exploratory Wells 500% ----

V.       Title Preserving Well (Clause 1010): 120 days

VI.      Disposition for Interests (Clause 2401):  Alternate "A" X Alternate "B"

VII.     Recognition  Upon Assignment  (Clause 2404):  Alternate "A" X Alternate
         "B"    *(2404 is amended to incorporate the Assignment Procedure)

                                   Schedule E

       Attached to and forming part of an Agreement dated November 5, 2003 between 1048136 Alberta Ltd. and Eagle Star Energy Group

                Summary of 1998 Revised PASC Accounting Procedure

I.       Operating Advances (Clause 105 (a)): 10

II.      Approvals (Clause 110): 2 or more parties totaling 65%.

III.     Labour (Clause 202(b)):
         (1) Second Level Supervisors located in a Production Office and directly employed in the conduct of Joint Operations shall X/ shall not ___ be chargeable
         (2) Technical Employees located in a Production Office and directly employed in the conduct of Joint Operations shall X/ shall not ___ be chargeable

IV.      Employee Benefits (Clause 203(b)): 25%

V. Warehouse Handling (Clause 217: 2.5% for tubular goods 2" and over and other items with new price over $5,000; 5% of the cost of all other material.

VI.      Overhead (Clause 302):

(a)      For Each Exploration Project:

         (1)      5% of first $50,000
         (2)      3% of next $100,000
         (3)      1% of cost exceeding (1) and (2)


(b)      For Each Drilling Well:
         (1)      3% of first $50,000
         (2)      2% of next $100,000
         (3)      1% of cost exceeding (1) and (2)

(c)      For Each Construction  Project:
         (1)      5% of first $50,000
         (2)      3% of next $100,000
         (3)      1% of cost exceeding (1) and (2)

(d)      For each Operation and Maintenance:
         (1)      ____ % of the cost; or
         (2) For producing, injection and water source operations a flat rate of $______ per month; or
         (3)      $250.00 per producing well per month

The rate is subclause  (d)(2) and/or (d)(3) herein will ___ /will X not escalate

VII.     Pricing  of  Joint  Material  Purchases,  Transfers  and  Dispositions:
         Approval of Non-Operator(s) required if new price greater than $20,000.

VIII.    Periodic Inventories (Clause 501): at 5 year intervals